EXHIBIT 4.1

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                          CUSIP NO. ___________

NUMBER                                                                   SHARES

                      GREATER ASIA REALTY HOLDINGS, LTD.

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                  AUTHORIZED COMMON STOCK: 250,000,000 SHARES

                               PAR VALUE: $.0001



THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

         - Shares of GREATER ASIA REALTY HOLDINGS, LTD. Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: ___________________                           /S/  TAY CHONG WENG
                                                           President



                      GREATER ASIA REALTY HOLDINGS, LTD.

                                   CORPORATE

                                     SEAL

                                   DELAWARE

                                     *****



NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                                      Countersigned Registered:
                                                               (Transfer Agent)
                                       ----------------------------------------

                                       ----------------------------------------

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                                       By -------------------------------------
                                                           Authorized Signature

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common

UNIF GIFT MIN ACT -- ____________ Custodian _________ (Minor) under Uniform Gifts to Minors Act ______________ (State)

       Additional abbreviations may also be used though not in the above list.

       For  value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

X ___________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED:


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